SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 16, 2004

Stonepath Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-16105	65-0867684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Market Street, Suite 1515 Philadelphia, Pennsylvania	19103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 979-8370

Item 5.	Other Events.

Commencing on August 16, 2004, Stonepath Group, Inc. (the “Company”) will participate in a series of meetings with investors during which it will present the information about the Company set forth in the slide show attached hereto as Exhibit 99.1, some of which may constitute material non-public information.

The slide show attached hereto as Exhibit 99.1 includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding future results, levels of activity, events, trends or plans. We have based these forward-looking statements on our current expectations and projections about such future results, levels of activity, events, trends or plans. These forward-looking statements are not guarantees and are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, events, trends or plans to be materially different from any future results, levels of activity, events, trends or plans expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions. While it is impossible to identify all of the factors that may cause our actual results, levels of activity, events, trends or plans to differ materially from those set forth in such forward-looking statements, such factors include the inherent risks associated with: (i) our ability to sustain an annual growth rate in revenues consistent with recent results, (ii) our ability to achieve our targeted operating margins, (iii) our ability to identify, acquire, integrate and manage additional businesses in a manner which does not dilute our earnings per share, (iv) our ability to obtain the capital necessary to make additional acquisitions, (v) the uncertainty of future trading prices of our common stock and the impact such trading prices may have upon our ability to utilize our common stock to facilitate our capital raising efforts and associated acquisition strategy, (vi) the uncertain effect on the future trading price of our common stock associated with the possible additional issuance of securities upon the conversion or exercise of outstanding convertible securities and to satisfy existing contractual commitments, (vii) our dependence on certain large customers, (viii) our dependence upon certain key personnel, (ix) an unexpected adverse result in any legal proceeding, (x) the scarcity and competition for the operating companies we need to acquire to implement our business strategy, (xi) competition in the freight forwarding, logistics and supply chain management industry, (xii) the impact of current and future laws affecting the Company’s operations, (xiii) adverse changes in general economic conditions as well as economic conditions affecting the specific industries and customers we serve, (xiv) regional disruptions in transportation, (xv) the risk that the actual results of recently acquired businesses are not consistent with their historical results and forward-looking guidance provided to us at the time of acquisition, and (xvi) other factors which are or may be identified from time to time in our Securities and Exchange Commission filings and other public announcements, including our most recent Annual Report on Form 10-K for the year ended December 31, 2003. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date made. We undertake no obligation to publicly release the result of any revision of these forward-looking statements to reflect events or circumstances after the date they are made or to reflect the occurrence of unanticipated events.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

	99.1	Slide show dated August 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONEPATH GROUP, INC.

Date: August 16, 2004	By: /s/ Dennis L. Pelino

Name: Dennis L. Pelino
Title: Chairman and Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1	Slide Show dated 2004